Exhibit 10.1
                            TAX ALLOCATION AGREEMENT
         THIS AGREEMENT is entered into this 1st day of June, 1978, by LANE
INDUSTRIES, INC., a Delaware corporation ("Lane"), AMERICAN MALTING, INC., a New
York corporation, and NORTHWEST GENERAL DATA SYSTEMS, INC., an Illinois
corporation, which corporations are more specifically defined below as the "Lane
Group", and GENERAL BINDING CORPORATION, a Delaware corporation ("GBC"), GENERAL
BINDING SALES CORP., a Nevada corporation, PHO-TRONICS, INC., a Wisconsin corporation, WEBTRON CORPORATION, an Illinois corporation, and U.S. RING BINDER
CORP., a Massachusetts corporation, which corporations are more specifically defined below as the "GBC Group."
                              W I T N E S S E T H:
                              - - - - - - - - - -
         WHEREAS, Lane is at present the parent member of the Lane Group, and
         WHEREAS, GBC is at present the parent member of the GBC Group, and
         WHEREAS, it is proposed that GBC become affiliated with Lane pursuant to the Recapitalization Plan described in the GBC proxy statement dated December
19, 1977 and that, upon the effectiveness of such Plan, the members of the GBC
Group be included with the Lane Group in consolidated federal income tax returns filed by Lane, which combined group is more specifically defined below as the
"Combined Group", and
         WHEREAS, it is the desire of the parties hereto that the consolidated tax liability of the Combined Group, and any tax savings resulting to such Group from the consolidation of the Lane Group and the GBC Group, be allocated among the members of such Groups as herein provided,
         NOW, THEREFORE, in consideration of the premises and the mutual undertakings and covenants herein contained, the parties hereto hereby agree as follows:
                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------
         For purposes of this Agreement, the following definitions shall apply:
         1.1 Additional Liability means, with respect to any taxable year, an amount equal to 80% of any Tax Savings realized by a Subgroup for such year.
         1.2 Affiliated Group means an "affiliated group" as defined in Section
1504(a) of the Code.
         1.3 Code means the Internal Revenue Code of 1954, as amended and in effect from time to time and any law which may be a successor thereto. A reference to any section of the Code means such section as in effect from time to time and any comparable provision of any successor law.
         1.4 Combined Group means any Affiliated Group in which Lane is the common parent corporation and GBC is an includible corporation.
         1.5 GBC Group means GBC and any Affiliated Group of corporations having
GBC as its common parent corporation, determined without regard to whether GBC is itself a subsidiary member of another Affiliated Group.

         1.6 Hypothetical Tax Liability means, with respect to any taxable year, the Tax Liability of a Subgroup computed as if the Members of such Subgroup filed a consolidated federal income tax return for such year (or if a Subgroup consists of only one corporation, determined as if such corporation filed a separate return for such year), without regard to items of income, gain, loss, deduction or credit of the Members of the other Subgroup for such year except as otherwise provided herein. In making such computation for a taxable year, (i)
the modifications set forth in Regs. ss. 1.1552-1(a)(2)(ii) shall be reflected as between the Subgroups; (ii) carryover items shall not be taken into account to the extent that such items were deemed absorbed in computing allocations of
Tax Liabilities and Additional Liabilities for prior taxable years; (iii)
carryback items shall be taken into account only to the extent that such items are deemed absorbed in computing the allocation of the Tax Liability of the
Combined Group and any Additional Liability for such year; and (iv) any elections which would be available to the Subgroup for such year, including elections as to whether to claim an item as a deduction or credit, or as a carryback, shall be made on a basis consistent with any elections actually made by the Combined Group for such year provided, however, that if no election has been made for or is available to the Combined Group in respect of such item, the
Subgroup to which such item is available shall make its election with respect to such item in writing and shall give notice of such election to the parent Member of the other Subgroup. Any such hypothetical election shall be effective to the same extent as if made in an actual return by such Subgroup.
         1.7 Lane Group means Lane and any Affiliated Group of corporations having Lane as its common parent corporation, excluding, however, any corporation which is a Member of the GBC Group.
         1.8 Member means each corporation included within an Affiliated Group.
         1.9 Regulations and Regs. means Regulations in effect from time to time under the Code including, but not by way of limitation, the Regulations relating to the filing of consolidated federal income tax returns, the determination of consolidated federal tax liabilities, and the allocation of such liabilities. A reference to any section of the Regulations means such section as in effect from time to time and any comparable regulation under any successor to the Code.
         1.10 Subgroup means the GBC Group or the Lane Group, as appropriate.
         1.11 Tax Liability means, with respect to any taxable year, the consolidated tax liability determined under Regs. 51.1502-2 and Chapter 6 of
Subtitle A of the Code for an Affiliated Group (including, as to a Subgroup, so much of the Tax Liability of the Combined Group as is allocable to such Subgroup under Section 3.1 of this Agreement), and the separate tax liability determined under Chapter 1 of Subtitle A of the Code for a corporation which is not a
Member of an Affiliated Group (or is not to be considered as such for the purpose of the computation), including in each case any recomputations of such liability as may be required on account of items which may be carried back or over to the taxable year and adjustments to items reported or reportable in such taxable year.
         1.12 Tax Savings means, with respect to the Combined Group, the excess, if any, of the sum of the Hypothetical Tax Liabilities of the Subgroups for the
taxable year over the Tax Liability of the Combined Group for such year and, with respect to a Subgroup, means the excess of the Hypothetical Tax Liability of such Subgroup for the year over that portion of the Tax Liability of the
Combined Group allocable to such Subgroup under Section 3.1 for such year.

                                   ARTICLE 2
                             STATEMENT OF INTENTION
                             ----------------------
         2.1    Except as otherwise expressly provided herein, this Agreement shall be understood and construed consistent with the following statement of the general intention of the parties which is intended as an aid in the interpretation and construction of the operative provisions of this Agreement as set forth below:
                (a) This Agreement shall be considered a two-party agreement, with the GBC Group being one party and the Lane Group being the other party.
                (b) For each taxable year for which the GBC Group is included in a consolidated federal income tax return filed by Lane, (i) the Hypothetical Tax
Liability for such taxable year will be calculated for each Subgroup, and (ii)
the Tax Liability of the Combined Group will be calculated for the consolidated return actually filed by the Combined Group for such taxable year.
                (c) The allocations of Tax Liabilities and Additional
Liabilities under this Agreement are intended to be in conformity with the allocations required for determining the earnings and profits of the members of the Combined Group for federal income tax purposes.
                (d) If the Tax Liability of the Combined Group as reflected on its consolidated return is less than the sum of the Hypothetical Tax Liabilities of the Subgroups for such year, the difference shall be considered the Tax
Savings for such year, and an amount equal to 80% of such Tax Savings shall be considered an Additional Liability of the Subgroup which realizes the benefit of such Tax Savings. Such Additional Liability shall be payable to the Subgroup generating the items of loss, deduction or credit which produced such Tax
Savings.
                (e) In order to avoid any detriment to the GBC Group from
inclusion in consolidated federal income tax returns filed by Lane, Lane shall reimburse GBC for the excess, if any, of (i) the cumulative Tax Liabilities
(including the portions of the Tax Liabilities of the Combined Group allocable to the GBC Group under this Agreement) and Additional Liabilities payable by the
GBC Group for all taxable years beginning after 1974, reduced by any Additional
Liabilities of the Lane Group payable to the GBC Group under this Agreement, over (ii) what the GBC Group's cumulative Tax Liabilities would have been for all such years had the Members of the GBC Group not become Members of the
Combined Group.
                (f) Lane shall indemnify GBC for any interest and penalties which may be assessed against the GBC Group by reason of the GBC Group being included in consolidated federal income tax returns filed by Lane if and to the extent that it is determined that such interest or penalties exceed the aggregate amount of such items that would have been payable by the GBC Group had the Members of the GBC Group not become Members of the Combined Group. Lane shall pay all costs and expenses incurred in connection with any determination as to the includability of the GBC Group in consolidated federal income tax returns filed by Lane.
                (g) Any refund or other benefit resulting from a carryback of an item of loss, deduction or credit arising in a taxable year for which the
Members of the GBC Group are not included in a consolidated federal income tax return filed by Lane shall be the sole property of the corporation to which such item is attributable, subject, however, to the limitation that any such post consolidation benefits derived by the Lane Group (or any of its Members) shall not reduce any benefits derived by the

GBC Group (or any of its Members) for or in respect of any taxable year for which the Members of the GBC Group were included in a consolidated federal income tax return filed by Lane.
                                   ARTICLE 3
                  ALLOCATION OF TAX LIABILITY BETWEEN SUBGROUPS
                  ---------------------------------------------
         3.1    For each taxable year for which the Combined Group files a consolidated federal income tax return, the Tax Liability of the Combined Group shall be determined and shall be allocated between the Subgroups in conformity with the method set forth in Regs. 81.1552-1(a)(2) as if the Combined Group were comprised of only two Members, namely, the GBC Group and the Lane Group, and as if the Hypothetical Tax Liabilities of the respective Subgroups were the respective separate return tax liabilities of such Members for such year.
         3.2    For each taxable year for which the Combined Group files a consolidated federal income tax return, any Additional Liability of a Subgroup shall also be determined and allocated to it.
         3.3    Any Tax Liability allocable to the GBC Group pursuant to Section
3.1 shall be paid by GBC to Lane on the date(s) such Tax Liability (including estimated installments thereof) is actually paid by Lane.
         3.4    Except as otherwise provided herein, any Additional Liability allocated to a Subgroup (the "first Subgroup") pursuant to Section 3.2 shall be paid to the parent Member of the other Subgroup on the date(s) on which the
Hypothetical Tax Liability (including estimated installments thereof) of the first Subgroup for such taxable year would have been payable had such Subgroup filed its own consolidated return for such year (determined with regard to extensions of time actually secured by the Combined Group for such year), and the amount of each such payment shall be determined as if such Additional
Liability were the amount payable by such Subgroup as estimated Tax Liability for such year. Estimated installments of Additional Liability for a taxable year shall not be required to be paid by a Subgroup pursuant to this Section if and to the extent that the sum of (i) any installments of estimated Tax Liability previously paid or then required to be paid for such taxable year by such
Subgroup pursuant to Section 3.3, and (ii) any installments of estimated
Additional Liability previously paid or then required to be paid by such
Subgroup to the other Subgroup for such taxable year, exceeds (iii) the minimum amount which such Subgroup would then be required to pay as an installment of estimated Tax Liability in order to avoid any penalty for underpayment of estimated tax under Section 6655 of the Code. For purposes of clause (iii) of the preceding sentence, (i) in applying the test prescribed by Section
6655(d)(1) of the Code, the Hypothetical Tax Liability of the Subgroup for its
last preceding taxable year which consisted of twelve months (or the Tax
Liability of such Subgroup for its last preceding twelve month taxable year if such Subgroup was not included in a consolidated federal income tax return filed by the Combined Group for such last preceding taxable year) shall be treated as the Tax Liability of such Subgroup for its preceding taxable year, and (ii) in applying the test prescribed by Section 6655(d)(2) of the Code, the items of income, gain, loss, deduction and credit of the Members of such Subgroup for such last preceding twelve month taxable year shall be treated as the facts for its preceding taxable year.
         3.5    To the extent that any estimated liability paid by a party pursuant to Section 3.3 or 3.4 of this Agreement is subsequently determined to have been excessive when the final return for a taxable year is filed, the excessive amount paid shall be refunded within 10 days from the date such return is filed.

                                   ARTICLE 4
                  ALLOCATION AND CREDITING OF TAX LIABILITY AND
                    ADDITIONAL LIABILITY TO SUBGROUP MEMBERS
                    ----------------------------------------
         4.1    The sum of (i) the Tax Liability allocated to a Subgroup
pursuant to Section 3.1, and (ii) the Additional Liability allocated to such
Subgroup pursuant to Section 3.2, for any taxable year shall be further allocated among the Members of such Subgroup according to their respective separate return Tax Liabilities, in accordance with the method, procedures and modifications set forth in Regs. ss.1.1552-1(a)(2).
         4.2    Any Additional Liability payable to a Subgroup under this
Agreement for a taxable year shall be credited to those Members of such Subgroup which contributed the items of loss, deduction and credit to which the Tax
Savings are attributable, pursuant to a consistent method which fairly reflects such items as provided in Regs. 51.1502-33(d)(2)(ii)(c).
                                   ARTICLE 5
                               SPECIAL ALLOCATIONS
                               -------------------
         5.1    If, after applying the provisions of this Agreement with respect to any taxable year,
                (a) the sum of --
                  (i) the aggregate Tax Liabilities of the GBC Group for all taxable years beginning after 1974 (including the portions of the Tax
         Liabilities of the Combined Group allocable to the GBC Group under
         Section 3.1 for all taxable years for which the GBC Group is included in consolidated federal income tax returns filed by Lane, and the Tax
         Liabilities of the Members of the GBC Group for any taxable years for which GBC is not included in consolidated federal income tax returns filed by Lane); and
                  (ii) the aggregate amount of all payments of Additional
         Liabilities made by the GBC Group and its Members under this Agreement, reduced by the aggregate amount of all payments of Additional
         Liabilities received by the GBC Group and its Members under this
         Agreement;
         is greater than -
                (b) the sum of --
                  (i) the aggregate Tax Liabilities of the GBC Group for all taxable years beginning after 1974 for which the GBC Group files consolidated federal income tax returns;
                  (ii) the aggregate Tax Liabilities of the Members of the GBC
         Group for all taxable years beginning after 1974 for which such Members are not included in a consolidated federal income tax return filed by the GBC Group or the Combined Group; and
                  (iii) the Hypothetical Tax Liabilities of the GBC Group for
         all taxable years for which such Group is included in consolidated federal income tax returns filed by the Combined Group (determined under Section 1.6 without regard to the provisions of clauses (i) and
         (ii) of the second sentence of such Section);

         then Lane shall reimburse GBC for such excess.
         5.2    If the excess of the amount determined under paragraph (a) of
Section 5.1 over the amount determined under paragraph (b) of such Section at the end of any taxable year is less than such excess was at the end of the preceding taxable year, GBC shall refund the difference to Lane.
         5.3    Reimbursements and refunds under Sections 5.1 and 5.2,
                (a) shall not be taken into account for purposes of any other provision of this Agreement;
                (b) shall be taken into account under paragraph (a)(ii) of
Section 5.1 for subsequent taxable years in determining the amounts (if any)
payable by Lane under such Section; and
                (c) shall not be taken into account under paragraph (a)(ii) of
Section 5.1 in determining the amounts (if any) payable by GBC under Section
5.2.
         5.4    The amounts payable under this Agreement shall be recomputed whenever necessary to reflect adjustments in the Tax Liabilities of the Combined
Group or in the Hypothetical Tax Liabilities of either Subgroup for any taxable year.
         5.5    Notwithstanding any other provisions of this Agreement to the contrary, no reallocations of Tax Liability or Additional Liability shall be made between the Lane Group and the GBC Group for any taxable year by reason of a carryback of any item of loss, deduction or credit from a year in which the
Members of the GBC Group are not included in a consolidated return filed by
Lane. Any refund or other benefit derived from such carryback shall be the sole property of the corporation to which such item is attributable, provided, however, that nothing herein shall reduce any benefits derived by the GBC Group or any of its Members for or in respect of any taxable year for which the
Members of the GBC Group were included in a consolidated return filed by Lane.
         5.6    Notwithstanding any other provisions of this Agreement to the contrary, Lane shall indemnify GBC for any interest and penalties which may be assessed against the GBC Group by reason of the GBC Group being included in consolidated federal income tax returns filed by Lane if and to the extent that it is determined that such interest or penalties exceed the aggregate amount of such items that would have been payable by the GBC Group had the Members of the
GBC Group not become Members of the Combined Group. Lane shall pay all costs and expenses incurred in connection with any determination as to the includability of the GBC Group in consolidated federal income tax returns filed by Lane.
Payments made pursuant to this Section shall be sufficient to compensate GBC for any federal and state income taxes which may result to GBC on account of any amount received under this Section in respect of a nondeductible expense, but shall not be taken into account for purposes of any other provision of this
Agreement.
                                   ARTICLE 6
                            ADMINISTRATIVE PROVISIONS
                            -------------------------
         6.1    Unless otherwise expressly provided, all payments required under this Agreement shall be made within 10 days after the payment obligation is finally determined, except that payments in respect of refunds of federal income taxes shall not be required before such refunds are actually received.

         6.2    To the extent that deficiency interest on tax liabilities or statutory interest on refunds subject to allocation under this Agreement is actually owed or receivable by the Combined Group or a Subgroup, such liability for or right to interest shall be allocated to and paid by the appropriate parties in the same manner and at the same time as provided herein in respect of the underlying Tax Liabilities or refunds. No other obligations to pay or rights to collect interest shall arise by virtue of this Agreement.
         6.3    Notwithstanding the termination of this Agreement, if the GBC
Group has items of loss, deduction or credit which must be carried back from a taxable year for which the GBC Group was not included in a consolidated return filed by Lane to a taxable year for which the GBC Group was so included, GBC shall promptly inform Lane of this fact and assist Lane in filing an appropriate and timely claim for any refund which may be available in respect of such items.
         6.4    Documentation sufficient to verify the allocation of taxes and benefits under this Agreement shall be provided by each of Lane and GBC to the firm of independent certified public accountants regularly engaged by the other for its annual audit.
         6.5    It is understood and acknowledged that in accordance with Regs.
ss.1.1502-77, Lane shall be the agent for the Combined Group with respect to all matters referred to therein.
         6.6    Each party shall have the right to control all contests with the government regarding any matter arising in connection with a tax return filed by
it. Each party shall have a duty to notify the other if any adjustment is proposed with respect to any item affecting any amounts paid or payable under this Agreement and shall afford the other party (and its representatives) a reasonable opportunity to participate in decisions regarding such adjustment, provided that if the amount of such adjustments would have a material impact on the earnings or financial condition of the noncontrolling party, then that party must consent to any such adjustment.
         6.7    Upon the written request of GBC or Lane, any question or dispute arising under this Agreement or not covered hereby relating to the determination of any amount relevant hereunder shall be submitted, in writing, for resolution by the firm or firms of independent certified public accountants regularly engaged by the parties. If two firms are involved and they are unable to resolve such question within 60 days of its submission to them, such question shall be submitted by them to a third firm of independent certified public accountants selected by them for such purpose (which firm shall not have been engaged as auditors by any party to such dispute for at least 3 years prior to the time the question is submitted to it) and the opinion of such third firm shall be binding on all parties concerned. The costs of such procedure shall be divided equally among the parties presenting the question.
         6.8    The parties to this Agreement hereby acknowledge their
understanding that the payments contemplated by this Agreement will affect the determination of their separate earnings and profits and will result in adjustments to the income tax basis of their investments in the stock or securities of other corporations included in the same Affiliated Group, and hereby expressly waive any claims for compensation under this Agreement or otherwise in respect of any such adjustments or in respect of any item of income, gain, loss, deduction or credit which is directly or indirectly attributable to or affected by such adjustments.
         6.9    All computations of Tax Liability and Hypothetical Tax Liability under this Agreement shall be made in accordance with the methods of accounting and elections actually in effect for the Member, Subgroup or Combined Group, as the case may be, for the purpose of returns actually filed for the taxable year for which such computation is required.

         6.10   Each of Lane and GBC agrees that if and whenever a corporation which is not on the date hereof a Member of the Lane Group or the GBC Group shall become a Member of either such Group, then Lane or GBC, as the case may be, will promptly cause such corporation to become a party to and agree to be bound by the provisions of this Agreement by executing not less than two counterparts hereof and delivering one such counterpart to Lane and the other such counterpart to GBC.
         6.11   This Agreement may be executed in any number of counterparts, each of which shall, when so executed, be considered an original and all of which, taken together, shall be considered one document.
         6.12   Any notice required under this Agreement shall be effective if sent by certified or registered United States mail, postage prepaid, to the party entitled to receive such notice at its address shown below or to any other address previously set forth in a notice to the other party. The present addresses of the parties are:
         General Binding Corporation
         1101 Skokie Boulevard
         Northbrook, Illinois  60062
         Lane Industries, Inc.
         1101 Skokie Boulevard
         Northbrook, Illinois  60062
                                    ARTICLE 7
                                   TERMINATION
                                   -----------
         7.1    This Agreement shall terminate as of the first day of the first taxable year for which GBC is not included in a consolidated return filed by an
Affiliated Group of which Lane is a member, but such termination shall not relieve any party of any obligation arising hereunder.

         IN WITNESS WHEREOF THIS AGREEMENT is executed this 1st day of June,
1978.
                                        GENERAL BINDING CORPORATION
Attest:___________________________      By:_____________________________________
                                           Vice President, Treasurer

                                        GENERAL BINDING CORPORATION
Attest:___________________________      By:_____________________________________
                                           Vice President, Treasurer

                                        PHO-TRONICS, INC.
Attest:___________________________      By:_____________________________________
                                           Vice President, Treasurer

                                        WEBTRON CORPORATION
Attest:___________________________      By:_____________________________________
                                           Vice President, Treasurer

                                        U.S. RING BINDER CORP.
Attest:___________________________      By:_____________________________________
                                           Vice President, Treasurer

                                        LANE INDUSTRIES, INC.
Attest:___________________________      By:_____________________________________
                                           Vice President

                                        AMERICAN MALTING, INC.
Attest:___________________________      By:_____________________________________
                                           Vice President

                                        NORTHWEST GENERAL DATA SYSTEMS, INC.
Attest:___________________________      By:_____________________________________
                                           Chairman of the Board
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